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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 28, 2014

_____________________________

CC MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	000-53354	26-0241222
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On April 28, 2014, Clear Channel Communications, Inc. (the “Company”), an indirect wholly owned subsidiary of CC Media Holdings, Inc., issued a press release announcing that CCU Escrow Corporation, a newly formed Texas corporation (the “Escrow Issuer”), intends, subject to market and customary conditions, to offer $400 million aggregate principal amount of Senior Notes due 2018 (the “Notes”) in a private offering to be offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

At the closing of the offering of the Notes, the Escrow Issuer, which was created solely to issue the Notes, will deposit the gross proceeds of the offering into a segregated escrow account until the date on which certain escrow release conditions are satisfied. Upon release, the proceeds from the Notes, together with cash on hand from the Company, will be used to redeem $408.6 million aggregate principal amount of the Company’s 5.5% senior notes due 2014 (the “2014 legacy notes”), to pay accrued and unpaid interest to, but not including, the date of redemption, and to pay the fees and expenses related to the offering and the redemption of the 2014 legacy notes. Substantially simultaneously with the consummation of the redemption of the 2014 legacy notes, the Escrow Issuer intends to merge with and into the Company, with the Company continuing as the surviving corporation. At the time of, and as a result of the consummation of the merger, the Company will assume all of the obligations of the Escrow Issuer under the Notes.

The Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes, the 2014 legacy notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

A copy of the press release announcing the private offering of the Notes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1
Press Release issued by Clear Channel Communications, Inc. on April 28, 2014  (Incorporated by reference to Exhibit 99.1 to Clear Channel Communications, Inc.’s Current Report on Form 8-K filed on April 28, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC MEDIA HOLDINGS, INC.

Date: April 28, 2014	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1
Press Release issued by Clear Channel Communications, Inc. on April 28, 2014  (Incorporated by reference to Exhibit 99.1 to Clear Channel Communications, Inc.’s Current Report on Form 8-K filed on April 28, 2014)